                                                                    EXHIBIT 10.3

                                                                       Bank Copy
                                Corporate Banking
                                    Services


--------------------------------------------------------------------------------
                            ADVICE OF BORROWING TERMS
                                       FOR
                           Prestolite Electric Limited
--------------------------------------------------------------------------------


                                      FROM:
                            South West & South Wales
                       Corporate Banking - Bristol Office


                                29th August 2002




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                          COMMERCIAL VARIABLE RATE LOAN

                            ADVICE OF BORROWING TERMS

RELATIONSHIP South West & South Wales Corporate Banking   DATE: 29th August 2002
OFFICE:      Bristol Office

          BORROWER(S)                             REGISTERED NUMBER:
    Prestolite Electric Limited                        1189048


We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 1ST APRIL 2003 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

-        the terms and conditions below,

- the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

-        the Security detailed in the attached Security Schedule, and

-        the attached General Terms.

ALL AMOUNTS OUTSTANDING ARE REPAYABLE ON DEMAND WHICH MAY BE MADE BY US AT OUR DISCRETION AT ANY TIME AND THE FACILITIES MAY BE WITHDRAWN, REDUCED, MADE SUBJECT TO FURTHER CONDITIONS OR OTHERWISE VARIED BY US GIVING NOTICE IN WRITING.


PRECONDITIONS:
These preconditions must be satisfied before the new Commercial Variable Rate Loan can be utilised:

- The introduction of an interest rate management mechanism to hedge a minimum of 50% of the new loan.

-        A signed copy of this Advice of Borrowing Terms to be returned to us.

- Receipt of a certified copy of a resolution of your board of directors confirming:-

             - certification by the chairman of the meeting that a valid quorum was present and the meeting was duly convened

             - acceptance of the terms and conditions of the facility/facilities

             - authorisation of a person or persons to sign the Form of Acceptance in this Advice of Borrowing Terms and to take such other action as may be necessary for the purpose of the facility/facilities

CONDITIONS:

The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:


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                          COMMERCIAL VARIABLE RATE LOAN

1. Monthly management accounts to include Profit and Loss, Balance sheet, Cash Flow Statements and Schedule of aged debtors, to be provided to us within 30 days of the end of the month to which they relate.

2.  LENDING FORMULA;
    - Net overdraft utilisation to be covered 200% by trade debtors (excluding inter-company positions) less than 90 DAYS. This formula to be tested on a monthly basis against the aged debtor summary listings provided.



Steve Carter
Senior Manager
South West & South Wales Corporate Banking
For and on behalf of
National Westminster Bank Plc


ACCEPTANCE:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


                               FORM OF ACCEPTANCE


I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).




Signed By (name and title):________________________________  Date

FOR AND ON BEHALF OF: PRESTOLITE ELECTRIC LIMITED




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                          COMMERCIAL VARIABLE RATE LOAN

FACILITY SCHEDULE

PART 1 - FACILITIES REPAYABLE ON DEMAND:

-----------------------------
  GROUP OVERDRAFT FACILITY
--------------------------------- --------------------------------------- ---------------------------------------
 ACCOUNTS INCLUDED IN THE GROUP                   NAME:                              ACCOUNT NUMBER:
 FACILITY ARRANGEMENT:            --------------------------------------  --------------------------------------
                                     Prestolite Electric Limited                         04233204
                                                                                         24475637
                                                                                         24475645
---------------------------------
 LIMIT:  GROSS                       (pound)4,700,000        Inclusive of any Sub limits detailed below for
                                                             individual Accounts
 LIMIT:  NET                         (pound)2,300,000
 PURPOSE:                            To finance working capital
--------------------------------- -------------------------------------------------------------------------------
 REPAYMENT:                          Fully fluctuating
--------------------------------- -------------------------------------------------------------------------------
 1ST DEBIT INTEREST RATE:            1.25% above the Bank's Base rate
--------------------------------- -------------------------------------------------------------------------------
 2ND DEBIT INTEREST                  4.25% above the Bank's Base rate for borrowing over(pound)
 RATE:                               2,300,000
 INTEREST PAYABLE:                   Quarterly
 EXCESS FEES:                        We will be entitled to charge an excess fee at the Bank's published rate for each day any agreed limit is exceeded (see our "Services & Charges for
                                     Business Customers" brochure for details).
 ARRANGEMENT FEE:                    Within new CVRL Fee to be taken upon drawdown
--------------------------------- -------------------------------------------------------------------------------

-------------------------------------------------------------
           INTEREST SET-OFF ARRANGEMENT - STERLING
-------------------------------------------------------------
--------------------------------- --------------------------------------- ---------------------------------------
 THE INTEREST SET-OFF ACCOUNTS:                   NAME:                              ACCOUNT NUMBER:
                                  --------------------------------------  --------------------------------------
                                        Prestolite Electric Limited                      04233204
                                                                                         24475637
                                                                                         24475645
--------------------------------- -------------------------------------------------------------------------------
 1ST DEBIT INTEREST RATE:            1.25% above the Bank's Base rate
--------------------------------- -------------------------------------------------------------------------------
 2ND DEBIT INTEREST RATE:            4.25% above the Bank's Base rate for borrowing over(pound)2,300,000
--------------------------------- -------------------------------------------------------------------------------
 SET OFF RATE:                       0% per annum
--------------------------------- -------------------------------------------------------------------------------
 INTEREST/SET OFF  PAYABLE:          Quarterly
--------------------------------- -------------------------------------------------------------------------------
 ACCOUNT TO BE DEBITED:              04233204
--------------------------------- -------------------------------------------------------------------------------

INTEREST SET OFF:
Debit and cleared credit balances in the same currency on non-interest bearing current and loan accounts repayable on demand (the "Interest Set Off Accounts") will be used to


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                          COMMERCIAL VARIABLE RATE LOAN

calculate, on a daily basis, the net debit balance of the Interest Set Off Accounts. The Interest Set Off accounts, which we have agreed are to be set off for interest calculation purposes, are detailed in the attached Facility Schedule which also specifies the frequency at which interest will be payable and the rate or rates at which it will be charged on the net debit balance

Debit balances which are set off on a daily basis by cleared credit balances on the Interest Set Off Accounts will incur interest at the Set Off Rate specified in the attached Facility Schedule.

PART 2 - FACILITIES SUBJECT TO SEPARATE DOCUMENTATION:

The following facilities are made available on the terms of the separate documentation between us.

--------------------------------------- ---------------------------------- ----------------- --------------------
           NAME OF BORROWER                   FACILITY AND PURPOSE              AMOUNT         DATE AGREEMENT
                                                                                (POUND)            SIGNED
--------------------------------------- ---------------------------------- ----------------- --------------------
Prestolite Electric Limited             Consolidate Existing Loans         (pound)4,066,000  21st November 2002
                                        & (pound) Element of Group
                                        Overdraft Hard Core
--------------------------------------- ---------------------------------- ----------------- --------------------

                                SECURITY SCHEDULE

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.

--------------------------- ------------------------------------------------- ------------------------------------
    DATE EXECUTED/NEW:                         SECURITY:                             GIVEN/TO BE GIVEN BY:
--------------------------- ------------------------------------------------- ------------------------------------
22/01/1987                  Unscheduled Mortgage Debenture                    Prestolite Electric Limited
--------------------------- ------------------------------------------------- ------------------------------------
29/01/1987                  Composite Cross Guarantee structure               Prestolite Electric Limited
                                                                              Prestolite Wales Limited
                                                                              HB Switchgear (Contactors) Limited
--------------------------- ------------------------------------------------- ------------------------------------
26/10/1995                  First legal mortgage over National Westminster    Prestolite Electric Limited
                            Life Assurance Policy No. 0353668C(pound)500,000
                            covering the life of M Lea
--------------------------- ------------------------------------------------- ------------------------------------
22/01/1988                  Composite Cross Guarantee Structure               Prestolite Electric Limited
                                                                              Prestolite Wales Limited
                                                                              HB Switchgear (Contactors) Limited
                                                                              Butec Electrics Limited
--------------------------- ------------------------------------------------- ------------------------------------
15/11/1999                  First legal mortgage over Larden Road site,       Prestolite Electric Limited
                            Acton, London
--------------------------- ------------------------------------------------- ------------------------------------

--------------------------- ------------------------------------------------- ------------------------------------
15/11/1999                  First legal mortgage over Larden Road site,       Prestolite Electric Limited
                            Acton, London
--------------------------- ------------------------------------------------- ------------------------------------
04/04/1986                  700 HB Switchgear (Contractors) Ltd               Prestolite Wales Limited
                            (pound)1 fully paid shares
--------------------------- ------------------------------------------------- ------------------------------------
29/01/1987                  Unscheduled Mortgage Debenture                    Prestolite Wales Limited
--------------------------- ------------------------------------------------- ------------------------------------
22/01/1988                  Unscheduled Mortgage Debenture                    Butec Electrics Limited
--------------------------- ------------------------------------------------- ------------------------------------
22/01/1988                  Unlimited Guarantee in favour of Butec            Prestolite Electric Limited
                            Electrics Limited
--------------------------- ------------------------------------------------- ------------------------------------
22/01/1988                  Unlimited Guarantee in favour of Butec            Prestolite Wales Limited
                            Electrics Limited
--------------------------- ------------------------------------------------- ------------------------------------
22/01/1988                  Unlimited Guarantee in favour of Butec            HB Switchgear (Contactors) Limited
                            Electrics Limited
--------------------------- ------------------------------------------------- ------------------------------------